 Exhibit 10.1

September 18, 2017

Jonathan Carroll
Lazarus Energy, LLC
Blue Dolphin Energy Company
Lazarus Energy Holdings, LLC

By Electronic Mail (JCarroll@lazarusenergy.com)

Re:
GEL Tex Marketing, LLC v. Lazarus Energy, LLC

Stipulation Regarding Confirmation and Enforcement of Final Award

Dear Jonathan:

In order to facilitate further discussions, GEL Tex Marketing, LLC (“GEL Tex”) and Lazarus Energy, LLC (“Lazarus”) have come to an agreement regarding the confirmation and enforcement of the Final Award issued on August 11, 2017 in AAA Arbitration Case No. 02-16-0001-5548. This letter memorializes that agreement (“Letter Agreement”). Blue Dolphin Energy Company (“BDEC”) and Lazarus Energy Holdings, LLC (“LEH”), both affiliates of Lazarus and Jonathan Carroll, are also party to this Letter Agreement. Lazarus, BDEC, LEH, and Jonathan Carroll are collectively referred to herein as the “Lazarus Parties”.

GEL Tex and the Lazarus Parties stipulate and agree to the following.

● Before September 18, 2017 at 9:30 am, GEL Tex and Lazarus will jointly notify the 165th District Court of Harris County (the “District Court”) that, in order to facilitate settlement discussions between the parties, the hearing to confirm the Final Award in Cause No. 2016-28397 will be continued for no more than 90 days (the “Continuance Period”). Notwithstanding the foregoing, on November 1, 2017 (the 45th day of the Continuance Period), in the event GEL Tex determines in its sole discretion that the settlement discussions between the parties are not advancing to an acceptable resolution, then GEL Tex shall have the option to immediately terminate this Letter Agreement by delivering written notice to Lazarus’ counsel listed below.

● Before September 18, 2017 at 9:30 am, the Lazarus Parties will notify the District Court that it has no objection to the immediate disbursement of all funds in the Court’s Registry to GEL Tex, which will be applied to reduce the balance of the Final Award.

● Prior to the hearing on September 18, 2017, the Lazarus Parties will wire $1.5 million to GEL Tex, which will be applied to reduce the balance of the Final Award.

● During the Continuance Period, the Lazarus Parties and GEL Tex agree to work together in good faith to negotiate and document the terms of a settlement and payment structure to resolve all of their disputes and obligations, including those relating to and arising from the Final Award.

● During the Continuance Period, the Lazarus Parties agree to permit and, if requested by GEL Tex, to facilitate, direct contact between GEL Tex and the Lazarus Parties’ banks and other lenders.

Mr. Jonathan Carroll

September 18, 2017

Page Two

● During the Continuance Period, the Lazarus Parties agree to cooperate with Opportune to review the business of each Lazarus Party and their affiliates as well as Jonathan and Gina Carroll.

● The Lazarus Parties hereby waive all objections to confirmation of the Final Award. Notwithstanding this waiver, GEL Tex agrees that GEL Tex will take no action to confirm, enforce, collect, execute upon, perfect, or exercise any remedies in connection with the Lazarus Parties’ waiver and/or the Final Award prior to the earlier to occur of (1) the expiration of the Continuance Period without the parties agreeing to a settlement and payment structure to resolve all of the disputes between them, including those relating to and arising from the Final Award, and (2) the termination of this Letter Agreement. The Lazarus Parties’ waiver set forth in this paragraph shall survive the expiration and/or termination of this Letter Agreement.

● Without the prior written consent of GEL Tex, which consent may be granted or withheld in GEL Tex's sole discretion, the Lazarus Parties and all of their respective affiliates shall: (i) not incur or become liable for any debt (other than under such existing debt instruments and amounts as reflected in Attachment A hereto, which includes the borrowing necessary to fund the $1.5 million payment referenced above); (ii) not permit to exist any liens or other encumbrances on any of its assets (other than the specific existing liens and other encumbrances list in Attachment A hereto); (iii) not transfer, assign, sell, lease, or convey any asset to any person or entity other than (a) refined product sales for fair value in the ordinary course of business by Lazarus to unaffiliated third parties (except jet sales to LEH for fair value for further sale to the Defense Logistics Agency), (b) payment to its third-party trade creditors in the ordinary course of business, and (c) scheduled debt payments to third-party lenders under the existing debt instruments and payment terms reflected in Attachment A hereto; (iv) not engage in any affiliate transactions or other arrangements of any kind whatsoever (other than the existing affiliate transactions specifically described in Attachment A hereto) and not amend or modify any terms of such existing affiliate transactions; (v) permit GEL Tex at any time to inspect its property, examine its books and records, and discuss its affairs with its officers, accountants, attorneys, Veritex, and the USDA; (vi) fail to pay debts generally as they become due or become party to (or made the subject of) any bankruptcy, reorganization, liquidation, or similar proceeding; (vii) not form or make an investment in any new subsidiary or business venture or merge or consolidate with any other entity, or acquire material assets of any other entity, or allow any changes in the current equity ownership of any Lazarus Party or any of their affiliates; (viii) not amend or supplement any of their debt instruments, liens, or organizational documents, or change their names or the location of their principal place of business; and (ix) not take any action to challenge the validity or enforceability of this Letter Agreement or to violate the terms herein in any manner. Notwithstanding subsection (i) of this paragraph, it is understood that as to debt of Jonathan and Gina Carroll in their individual capacities to which the other Lazarus Parties have no liability or obligation, Attachment A hereto contains only such debt and amounts that represent material indebtedness of such individuals.

Mr. Jonathan Carroll

September 18, 2017

Page Three

● GEL Tex has the right to immediately terminate this Letter Agreement upon any violation of this Letter Agreement by any Lazarus Party by providing written notice to Lazarus’ counsel listed below of GEL Tex’s termination of this stipulation Letter Agreement.

● GEL Tex and the Lazarus Parties agree that this Letter Agreement may be executed in separate parts delivered by electronic means that, taken together, will be deemed to be one instrument. GEL Tex and each Lazarus Party represent and warrant that this Letter Agreement has been approved and authorized by all necessary action and the execution hereof does not violate any agreement to which it is a party.

[Signature Page Follows.]

Mr. Jonathan Carroll

September 18, 2017

Page Four

If these terms accurately state the stipulation and agreement between GEL Tex and the Lazarus Parties, please sign where indicated below and we will file this Letter Agreement with the 165th Judicial District Court.

Very truly yours,

DLA Piper LLP (US)		DLA Piper LLP (US)

/s/ THOMAS R. CALIFANO		/s/ CHRISTINA P. MACCIO
Thomas R. Califano		Christina P. Maccio
Partner		Partner
Attorney for GEL Tex Marketing, LLC		Attorney for GEL Tex Marketing, LLC

Agreed:

/s/ JONATHAN CARROLL
Jonathan Carroll, in his individual capacity

Lazarus Energy, LLC
Blue Dolphin Energy Company
Lazarus Energy Holdings, LLC

/s/ JONATHAN CARROLL
By:	Jonathan Carroll

/s/ FRANK A MEROLA
Frank A. Merola
Attorney for Lazarus Energy, LLC

/s/ BRYAN MELTON
Bryan Melton
Attorney for Lazarus Energy, LLC

Attachment “A”
Material Agreements and Indebtedness

		Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

Attachment “A”Material Agreements and IndebtednessI.		Blue Dolphin Energy Company (“BDCO”)	● Amended and Restated Promissory Note dated June 30, 2017 between LEH, as Lender, and BDCO, as Borrower (~$2.5 Million BDCO-LEH Note)	Matures January 2019.	Interest accrues at 8.0%; balloon payment due at maturity.	None	LEH
			● Amended and Restated Promissory Note dated March 31, 2017 between Ingleside, as Lender, and BDCO, as Borrower (~$1.1 Million BDCO-Ingleside Note)	Matures January 2019.	Interest accrues at 8.0%; balloon payment due at maturity.	None	Ingleside
			● Amended and Restated Promissory Note dated March 31, 2017 between Lazarus Capital, as Lender, and BDCO, as Borrower (~$0.1 Million BDCO-Carroll Note)	Matures January 2019.	Revolver; principal and interest paid quarterly; interest accrues at 8.0%; payment 50% cash and 50% BDCO common stock.	None	Lazarus Capital / Jonathan Carroll
● Amended and Restated Operating Agreement dated April 1, 2017 between BDCO, LE, and LEH
Attachment “A”Material Agreements and IndebtednessExpires April 1, 2020, upon written notice of either party of a material breach, or upon 90 days’ notice by BDCO’s Board of Directors if the Board determines the agreement is no longer in BDCO’s best interests.
					Attachment “A”Material Agreements and IndebtednessLEH is reimbursed at cost plus 5% for reasonable costs incurred while LEH performs the Services.	N/A	LE LEH
	A.	Lazarus Energy, LLC (“LE”)
● Loan Agreement dated June 22, 2015 among Sovereign Bank, NA (“Sovereign”), as Lender, LE, as Borrower, and Jonathan Pitts Carroll, Sr., BDCO, LRM, and LEH, as Guarantors ($25.0 Million Veritex USDA Loan)
				Matures June 2034.	Principal and interest paid monthly; interest accrues at Prime + 2.75%; monthly payment currently $198,786.
Secured by: (i) a first lien on all Nixon Facility business assets (excluding accounts receivable and inventory), (ii) assignment of all Nixon Facility contracts, permits, and licenses, (iii) absolute assignment of Nixon Facility rents and leases, including tank rental income, (iv) a $1.0 million payment reserve account held by the bank, and (v) a pledge of $5.0 million of a life insurance policy on Jonathan Carroll.
BDCO LRM LEH Jonathan Carroll
			● Promissory Note dated June 1, 2006 between LE, as Maker, and Notre Dame Investors, as Payee ($8.0 Million Notre Dame / Kissick Loan)	Matures June 2018.	Balloon payment due at maturity.	Secured by Deed of Trust, Security Agreement and Financing Statements, which encumber the Nixon Facility and general assets of LE.	None

Attachment “A”
Material Agreements and Indebtedness

Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

● Amended and Restated Guaranty Fee Agreement dated April 1, 2017 between LE and Jonathan Carroll (Guaranty Fee Agreement ties to $25.0 Million Veritex USDA Loan; amounts owed to Jonathan Carroll captured under ~$1.0 Million BDCO-Carroll Note)
	Terminates when $25.0 Million Veritex USDA Loan paid in full.	2% fee per annum, paid monthly on outstanding balance.	N/A	Jonathan Carroll
● Amended and Restated Operating Agreement dated April 1, 2017 between BDCO, LE, and LEH
Expires April 1, 2020, upon written notice of either party of a material breach, or upon 90 days’ notice by BDCO’s Board of Directors if the Board determines the agreement is no longer in BDCO’s best interests.
		LEH is reimbursed at cost plus 5% for reasonable costs incurred while LEH performs the Services.	N/A	BDCO LEH
● Product Sales Agreement between LE and LEH dated April 1, 2017 (jet fuel sales)	Earliest to occur of: (i) one-year term expiring March 31, 2018 plus a 30-day carryover or (ii) delivery of the maximum quantity of jet fuel.	$0.035 per gallon above relevant Platt’s Gulf Coast Pipeline Index on the sales date plus cost of additives at $0.01635 per gallon.	N/A	LEH
● Ground Lease Agreement dated June 1, 2015 between LE and LRM	Terminates March 2035.	Base rent at $10,000 per month.	N/A	LRM
● Tolling Agreement dated May 24, 2016 between LMT and LE (LE’s use of barge loading facility in Ingleside, Texas)	5-year term expiring May 2021.	Monthly reservation fee of $50,400 up to 84,000 gallons per day; additional $0.02 per gallon for tolling volumes greater than 210,000 per quarter.	N/A	LRM
● Tolling Agreement dated October 1, 2015 between LRM, as Owner, and LE, as Customer (LE’s use of certain Nixon Facility Processing Units)	12-year term expiring October 2027.	Quarterly reservation fee of $180,000 up to 210,000 gallons per quarter; additional $0.05 per gallon for tolling volumes greater than 210,000 per quarter.	N/A	LRM
● Amended and Restated Tank Lease Agreement dated January 1, 2016 between Ingleside and LE (periodic additional product storage needs)	Terminated April 2017.	N/A	N/A	Ingleside

Attachment “A”
Material Agreements and Indebtedness

Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

B.	Lazarus Refining & Marketing, LLC (“LRM”)	● Loan Agreement dated December 4, 2015 among Sovereign, as Lender, LRM, as Borrower, and Jonathan Pitts Carroll, Sr., BDCO, LE, and LEH, as Guarantors ($10.0 Million Veritex USDA Loan)	Matures December 2034.	Principal and interest paid monthly; interest accrues at Prime + 2.75%; monthly payment currently $74,111.
Secured by: (i) a second priority lien on the rights of LE in the Nixon Facility and the other collateral of LE pursuant to a security agreement; (ii) a first priority lien on the real property interests of LRM; (iii) a first priority lien on all of LRM’s fixtures, furniture, machinery and equipment; (iv) a first priority lien on all of LRM’s contractual rights, general intangibles and instruments, except with respect to LRM’s rights in its leases of certain specified tanks, with respect to which Sovereign has a second priority lien in such leases subordinate to a prior lien granted by LRM to Sovereign to secure obligations of LRM under the $2.0 Million Sovereign Loan; and (v) all other collateral as described in the security documents
BDCO LE LEH Jonathan Carroll
		● Loan and Security Agreement dated May 2, 2014 among Sovereign and LRM ($2.0 Million Sovereign Loan)	Retired.	NA	Secured by assignment of certain leases of LRM and certain assets of LEH; guaranteed by Jonathan Carroll.	Jonathan Carroll
		● Master Lease Agreement / Amended and Restated Schedule No. 001 dated January 7, 2015 between LRM and Tetra Financial Group, Inc.	Matures November 2017.	Quarterly payment of $44,258.	Secured by cash collateral.	N/A

● Amended and Restated Guaranty Fee Agreement dated April 1, 2017 between LRM and Jonathan Carroll (Guaranty Fee Agreement ties to $10.0 Million Veritex USDA Loan; amounts owed to Jonathan Carroll captured under ~$1.0 Million BDCO-Carroll Note)
			Terminates when $10.0 Million Veritex USDA Loan paid in full.	2% fee per annum, paid monthly on outstanding balance.	N/A	Jonathan Carroll

● Amended and Restated Guaranty Fee Agreement dated April 1, 2017 between LRM and Jonathan Carroll (Guaranty Fee Agreement ties to $2.0 Million Sovereign Loan; amounts owed to Jonathan Carroll captured under ~$1.0 Million BDCO-Carroll Note)
			Terminates when $2.0 Million Sovereign Loan paid in full.	2% fee per annum, paid monthly on outstanding balance.	N/A	Jonathan Carroll
		● Ground Lease Agreement dated June 1, 2015 between LE and LRM	Terminates March 2035.	Base rent at $10,000 per month.	N/A	LE
		● Tolling Agreement dated October 1, 2015 between LRM, as Owner, and LE, as Customer (LE’s use of certain Nixon Facility Processing Units)	12-year term expiring October 2027.	Quarterly reservation fee of $180,000 up to 210,000 gallons per quarter; additional $0.05 per gallon for tolling volumes greater than 210,000 per quarter.	N/A	LE

C.	Blue Dolphin Pipe Line Company (“BDPL”)	● Loan and Security Agreement dated August 15, 2016 between LEH, as Lender, and BDPL, as Debtor ($4.0 Million BDPL-LEH Loan)	Matures August 2018.	$500,000 payment per year; balloon payment due at maturity; interest accrues at 16.0%.
Secured by: (i) remaining payments due under Master Easement Agreement between BDPL and FLNG Land II, Inc. and (ii) real property (193 acres of BDPL-owned land) and fixtures and personal property located in Freeport, Texas.
LEH
D.	Blue Dolphin Services Company	None	N/A	N/A	N/A	N/A
E.	Blue Dolphin Exploration Company	None	N/A	N/A	N/A	N/A
F.	Blue Dolphin Petroleum Company	None	N/A	N/A	N/A	N/A
G.	Petroport, Inc.	None	N/A	N/A	N/A	N/A

Attachment “A”
Material Agreements and Indebtedness

Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

I.	Lazarus Energy Holdings, LLC
● Note Purchase Agreement dated December 6, 2006 between LEH, Lazarus Refining & Marketing, LLC (previous LEH subsidiary), and Louisiana I, Louisiana II, LE and LTRII, as Issuers, and John Kissick and AP Energy Partners LLC, as Investors
			SEE $2.0 MILLION KISSICK BRIDGE 1 AND $1.0 MILLION AP BRIDGE PROMISSORY NOTES BELOW	N/A	N/A	N/A
		● Promissory Note (8% Senior Note Due 2007) dated December 6, 2006 between Louisiana I, Louisiana II, LE and LTRII, as Issuers, and John Kissick, as Holder ($2.0 Million Kissick Bridge 1)	Matured; past due.	Balloon payment due at maturity; accrues interest at 8.0%; currently payments on demand.	Secured by Collateral Documents as defined in the Note Guaranty, the Gatehouse Guaranty, and the Gatehouse Mortgage.	LEH
		● Promissory Note (8% Senior Note Due 2007) dated December 6, 2006 between Louisiana I, Louisiana II, LE and LTRII, as Issuers, and AP Energy Partners LLC, as Holder ($1.0 Million AP Bridge 1)	Matured; past due.	Balloon payment due at maturity; accrues interest at 8.0%; currently payments on demand.	Secured by Collateral Documents as defined in the Note Guaranty, the Gatehouse Guaranty, and the Gatehouse Mortgage.	LEH

● Note Purchase Agreement dated February 21, 2007 between LEH, Lazarus Refining & Marketing, LLC (previous LEH subsidiary), LE, Louisiana I, Louisiana II, LTRII, as Issuers, and Initial Noteholders, and Gatehouse Guarantor (~$2.9 Million Kissick Bridge 2)
			Retired	N/A	N/A	N/A
		● Promissory Note (8% Senior Note) to John H. Kissick, as Holder ($1.0 Million Kissick Bridge 3)	Matured; past due.	Balloon payment due at maturity; accrues interest at 8.0%; currently payments on demand.	No security identified.	LEH
		● Loan and Security Agreement dated August 15, 2016 between John H. Kissick, as Lender, and LEH, as Debtor ($4.0 Million Kissick 2016 Note)	Matures October 2018.	$500,000 payment per year; balloon payment due at maturity; interest accrues at 16.0%.
Secured by substantially all of LEH’s personal property, as well as (i) the Property described in that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Leases And Rents, Financing Statement And Fixture Filing dated as of August 15, 2016, executed by Debtor for the benefit of Lender; (ii) that certain Easement Agreement dated as of December 11, 2013, executed by BDPL and FLNG Land II, Inc.; and (iii) all Payment Rights described in that certain Collateral Assignment dated as of August 15, 2016, executed by Debtor in favor of Lender.
John H. Kissick
		● Promissory Note with Notre Dame Investors, Inc., as Holder ($1.5 Million Notre Dame/NDI Note)	Matures July 2025.	Accrues interest at 6.0%; current monthly payment of $13,068.	Secured by promissory note between NALIC and LEH.	LTRII
		● Promissory Note dated May 21, 2013 between LEH, as Maker, and Scoggin LLC, as Payee ($6.0 Million Scoggins Note)	Matures December 2020.	Semi-annual payments of $500,000.	Guaranteed by Louisiana I, Louisiana II, and LTRII.	Louisiana I Louisiana II LTRII

Attachment “A”
Material Agreements and Indebtedness

Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

		● Promissory Note between North American Life Insurance Company, as Issuer, and LEH, as Holder ($2.0 Million NALIC Note)	Matures April 2024.	Accrues interest at 8.0%; current monthly payment of $20,000 to David Roberson.	No security identified.	Jonathan Carroll Gina Carroll
		● Loan and Security Agreement dated August 15, 2016 between LEH, as Lender, and BDPL, as Debtor ($4.0 Million BDPL-LEH Loan)	Matures August 2018.	$500,000 payment per year; balloon payment due at maturity; interest accrues at 16.0%.
Secured by: (i) remaining payments due under Master Easement Agreement between BDPL and FLNG Land II, Inc. and (ii) real property (193 acres of BDPL-owned land) and fixtures and personal property located in Freeport, Texas.
BDCO / BDPL
		● Amended and Restated Promissory Note dated June 30, 2017 between LEH, as Lender, and BDCO, as Borrower (~$2.5 Million BDCO-LEH Note)	Matures January 2019.	Interest accrues at 8.0%; balloon payment due at maturity.	N/A	BDCO
● Amended and Restated Operating Agreement dated April 1, 2017 between BDCO, LE, and LEH
Expires April 1, 2020, upon written notice of either party of a material breach, or upon 90 days’ notice by BDCO’s Board of Directors if the Board determines the agreement is no longer in BDCO’s best interests.
				LEH is reimbursed at cost plus 5% for reasonable costs incurred while LEH performs the Services.	N/A	BDCO LE
		● Terminal Services Agreement dated April 1, 2016 between LEH and LRM (storage of jet fuel)	Terminated April 2017.	N/A	N/A	LRM
A.	Lazarus Texas Refinery I, LLC (“LTRI”)	● Promissory Note to National Oil Recovery Corporation, as Holder (~$2.7 Million NORCO Note)	Retired.	N/A	N/A	N/A
B.	Lazarus Texas Refinery II, LLC (“LTRII”)	None	N/A	N/A	N/A	N/A
C.	Lazarus Louisiana Refinery, LLC (“Louisiana I”)	None	N/A	N/A	N/A	N/A
D.	Lazarus Louisiana Refinery II, LLC (“Louisiana II”)	None	N/A	N/A	N/A	N/A
E.	Lazarus Forest Products, LLC (“LFP”)
● Loan Modification Agreement dated December 12, 2011 between One World Bank, NA (“One World”), as Lender, LO, and LFP, as Borrowers, and Jonathan P. Carroll, Sr. and LEH, as Guarantors (SEE BELOW LFP USDA AND SBA LOANS)
			No change to terms.	Principal and interest paid monthly; balloon payment due at maturity.	Secured by collateral comprised of real estate described in the Mortgages and the personal property described in the Security Agreements; guaranteed by LEH and Jonathan Carroll.	LO Jonathan Carroll LEH

Attachment “A”
Material Agreements and Indebtedness

Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

		● Loan Agreement dated December 21, 2009 between One World, as Lender, LO and LFP, as Borrowers ($1.6 Million LFP SBA Loan)	Matures December 2019.	Principal and interest paid monthly; balloon payment due at maturity; monthly payment currently $18,448.	Secured by collateral comprised of real estate described in the Mortgages and the personal property described in the Security Agreements; guaranteed by LEH and Jonathan Carroll.	LO LEH Jonathan Carroll

● Promissory Note dated December 31, 2008 between One World, as Lender, and J&D Lumber, Inc., as Borrower / Assumption Agreement dated December 31, 2009 wherein LO and LFP assumed J&D Lumber’s Obligations as Borrowers ($3.3 Million LFP USDA Loan)
			Matures December 2028.	Principal and interest paid monthly; balloon payment due at maturity; monthly payment currently $22,596.	Secured by collateral comprised of real estate described in the Mortgages and the personal property described in the Security Agreements; guaranteed by LEH and Jonathan Carroll.	LO LEH Jonathan Carroll
F.	Lazarus Oklahoma, LLC (“LO”)	● Loan Modification Agreement dated December 12, 2011 between One World, as Lender, LO, and LFP, as Borrowers, and Jonathan P. Carroll, Sr. and LEH, as Guarantors (SEE BELOW LO USDA AND SBA LOANS)	No change to term.	Principal and interest paid monthly; balloon payment due at maturity.	Secured by collateral comprised of real estate described in the Mortgages and the personal property described in the Security Agreements; guaranteed by LEH and Jonathan Carroll.	LFP Jonathan Carroll LEH
		● Loan Agreement dated December 21, 2009 between One World, as Lender, LO and LFP, as Borrowers ($1.6 Million LO SBA Loan)	Matures December 2019.	Principal and interest paid monthly; balloon payment due at maturity; monthly payment currently $18,448.	Secured by collateral comprised of real estate described in the Mortgages and the personal property described in the Security Agreements; guaranteed by LEH and Jonathan Carroll.	LFP LEH Jonathan Carroll

● Promissory Note dated December 31, 2008 between One World, as Lender, and J&D Lumber, Inc., as Borrower / Assumption Agreement dated December 31, 2009 wherein LO and LFP assumed J&D Lumber’s Obligations as Borrowers ($3.3 Million LO USDA Loan)
			Matures December 2028.	Principal and interest paid monthly; balloon payment due at maturity; monthly payment currently $22,596.	Secured by collateral comprised of real estate described in the Mortgages and the personal property described in the Security Agreements; guaranteed by LEH and Jonathan Carroll.	LFP LEH Jonathan Carroll
G.	Lazarus Energy Development, LLC	None	N/A	N/A	N/A	N/A
H.	Lazarus Environmental, LLC	None	N/A	N/A	N/A	N/A
I.	Lazarus Marine Terminal I, LLC (“LMT”)	● Loan and Security Agreement dated May 31, 2016 among Sovereign, as Lender, and LMT, as Borrower ($1.0 Million Veritex Loan)	Matures May 2019.	Principal and interest paid monthly; interest accrues at Prime + 2.75%; monthly payment currently $31,648.	Personal property of Borrower; guaranteed by Jonathan Carroll and LEH	Jonathan Carroll LEH
		● Tolling Agreement dated May 24, 2016 between LMT and LE (LE’s use of barge loading facility in Ingleside, Texas)	5-year term expiring May 2021.	Monthly reservation fee of $50,400 up to 84,000 gallons per day; additional $0.02 per gallon for tolling volumes greater than 210,000 per quarter.	N/A	LE
J.	Lazarus Midstream GP, LLC	None	N/A	N/A	N/A	N/A

Attachment “A”
Material Agreements and Indebtedness

Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

K.	Lazarus Midstream Partners, LP	None	N/A	N/A	N/A	N/A
L.	Lazarus Midstream LLC	None	N/A	N/A	N/A	N/A
M.	Lazarus Midstream Acquisition Corp.	None	N/A	N/A	N/A	N/A

Attachment “A”
Material Agreements and Indebtedness

Entity	Debt / Commercial Agreements	Term	Payment Structure	Liens / Security Interest	Related Party(ies)

III.		Jonathan P. Carroll
	A.	Ingleside Crude, LLC (“Ingleside”)	● Loan Agreement dated July 18, 2013 between Green Bank, NA (“Green Bank”), as Lender, and Ingleside, as Borrower ($1.9 Million funded out of $3.2 Million)(Green Bank SBA Loan I)	Matures July 2023.	Monthly payment of principal and interest; interest accrues at Prime + 2.75%; monthly payment currently $28,131.
Secured by 1st perfected security interest, subject to no other liens, in personal property (equipment and machinery); pledge of corporate stock (100,000 shares of BDCO common stock), an SBA guarantee, and a perfected 1st lien and assignment of leases on all existing, renovated and new tanks located at the Ingleside, Texas tank farm; additional collateral includes assignment of life insurance policy on Jonathan Carroll; loan guaranteed by Jonathan Carroll.
Jonathan Carroll
			● Construction Loan Agreement dated October 7, 2015 between Green Bank, N.A., as Lender, and Ingleside, as Borrower ($1.6 Million Green Bank SBA Loan II)	Matures October 2025.	Principal and interest; interest accrues at Prime + 2.75%; monthly payment currently $18,460.
Secured by all of Borrower’s property, now owned or hereafter acquired and wherever located, together with all replacements, accessions, proceeds, and products, to wit: all business assets, including without limitation, all Equipment, Fixtures, Inventory, Investment Property, Documents, Instruments, Chattel Paper, Accounts, Contract Rights, Deposit Accounts, General Intangibles, Intellectual Property and Farm Products, including without limitation those items of property described in the Security Agreement exhibits, incorporated therein for all purposes.; guaranteed by Jonathan Carroll.
Jonathan Carroll
			● Amended and Restated Promissory Note dated March 31, 2017 between Ingleside, as Lender, and BDCO, as Borrower (~$1.1 Million BDCO-Ingleside Note)	Matures January 2019.	Interest accrues at 8.0%; balloon payment due at maturity.	None	BDCO
			● Amended and Restated Tank Lease Agreement dated January 1, 2016 between Ingleside and LE (periodic additional product storage needs)	Terminated April 2017.	N/A	N/A	LE
	B.	Lazarus Capital, LLC (f/k/a Lazarus Financial, LLC) (“Lazarus Capital”)	● Amended and Restated Promissory Note dated March 31, 2017 between Lazarus Capital, as Lender, and BDCO, as Borrower (~$0.1 Million BDCO-Carroll Note)	Matures January 2019.	Revolver; principal and interest paid quarterly; interest accrues at 8.0%; payment 50% in cash and 50% in BDCO common stock.	None	BDCO
	C.	Carroll & Company Financial Holdings, LP	None	N/A	N/A	N/A	N/A

Lazarus Energy Holdings LLC and Related Entities
Notes Payable Summary
As of September 15, 2017
Rough Draft - Includes Estimates

Debt Description	Principal	Outstanding Interest	Total	Maturity	Payment Structure

LEH Debt
Kissick Bridge 1	2,291,555	1,535,514	3,827,069	Past-due	Balloon payment at maturity
AP Bridge 1	1,145,778	767,757	1,913,535	Past-due	Balloon payment at maturity
Kissick Bridge 2	-	-	-			*Retired
Kissick Bridge 3	1,000,000	576,512	1,576,512	Past-due	Balloon payment at maturity
Kissick 2016 Note	4,000,000	700,000	4,700,000	10/31/18	Balloon payment at maturity
Notre Dame Note	1,107,483	132,898	1,240,381	7/1/25	Monthly payments of $13,068
Scoggins Note	3,220,511	362,307	3,582,819	12/15/20	Semi-annual payments of $500,000
North America Life Ins. Co.	1,252,319	-	1,252,319	4/15/24	Monthly payments of $20,000	*Interest through 2010
LEH Total	$14,017,647	$4,074,988	$18,092,635

LEH Subs Debt
LFP One World Bank Loan (SBA)	1,112,874	94,594	1,207,469	12/21/19	Monthly payments of $18,448 with balloon at maturity
LO One World Bank Loan (USDA)	2,862,458	223,033	3,085,491	12/31/28	Monthly payments of $22,596 with balloon at maturity
LTR I Norco Note	-	-	-			*Retired
LMTI Veritex Loan	611,111	42,608	653,719	5/31/19	Monthly payments of $31,648 (variable)
LEH Subs Total	$4,586,444	$360,236	$4,946,680

Blue Dolphin Debt
Related-Party LEH Note	500,000	-	500,000	1/1/19	Balloon payment at maturity
(LE Portion of LEH Note)	-	-	-
(LRM Portion of LEH Note)	277,747	-	277,747
(Other Portions of LEH Note)	222,253	-	222,253
Related-Party IngCru Note	1,123,404	-	1,123,404	1/1/19	Balloon payment at maturity
(LE Portion of IngCru Note)	1,095,149	-	1,095,149
(LRM Portion of IngCru Note)	3,000	-	3,000
(Other Portions of IngCru Note)	25,254	-	25,254
Related-Party Carroll Note	204,846	-	204,846	N/A	Revolver, fully paid quarterly 50% in stock and 50% in cash
(LE Portion of Carroll Note)	156,846	-	156,846
(LRM Portion of Carroll Note)	48,000	-	48,000
(Other Portions of Carroll Note)	-	-	-
Blue Dolphin Total	$1,828,250	$-	$1,828,250

Blue Dolphin Subs Debt
LE Veritex Term Loan (USDA)	23,440,052	30,000	23,470,052	6/22/34	Monthly payments of $198,786 (variable)
LE Notre Dame Loan (Kissick) (Deed)	4,964,141	1,829,867	6,794,008	1/2/18	Balloon payment at maturity
LRM Veritex Term Loan (USDA)	9,553,728	40,000	9,593,728	12/4/34	Monthly payments of $74,111
LRM Tetra Boiler Loan (Lease)	44,258	-	44,258	11/5/17	Quarterly payments of $44,258
LRM Sovereign Term Loan	-	-	-			*Retired
BDPL Related-Party LEH Loan (Freeport Deed)	4,000,000	700,000	4,700,000	8/15/18	One payment of $500,000 due, balloon payment at maturity
Blue Dolphin Subs Total	$42,002,180	$2,599,867	$44,602,047

Ingleside Crude Debt
Green Bank Loan I (SBA)	1,645,465	-	1,645,465	7/18/23	Monthly payments of $28,131 (variable)
Green Bank Loan II (SBA)	1,400,107	-	1,400,107	10/6/25	Monthly payments of $18,460 (variable)
Ingleside Crude Total	$3,045,572	$-	$3,045,572